                                                                    EXHIBIT 99.3

                            THE FOOTHILL GROUP, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints ________________ and _________, and either of them, proxies, with full power of substitution, to vote all shares of Class A Common Stock the undersigned is entitled to vote at the Special Meeting of Stockholders of The Foothill Group, Inc. ("Foothill") to be held at the Peninsula Hotel, 9882 Little Santa Monica Boulevard, Beverly Hill, California, on __________ October __, 1995, or at any adjournment thereof, as follows, hereby revoking any proxy previously given:

     (1) The approval of the Agreement and Plan of Reorganization between Foothill and Norwest Corporation ("Norwest"), dated as of May 15, 1995, pursuant to which a wholly owned subsidiary of Norwest will be merged with Foothill, with Foothill as the surviving corporation, each outstanding share of Class A Common Stock, no par value per share, of Foothill (other than shares owned by Norwest or its subsidiaries, all of which will be canceled) would be converted into 0.92 shares of common stock of Foothill will be exchanged for shares of the common stock, par value $1 2/3 per share, of Norwest, and each outstanding share of Series A Convertible Preferred Stock of Foothill would be converted into
6.1333272 shares of Norwest Common Stock, as more fully described in the Proxy Statement-Prospectus accompanying this Proxy.

           FOR  [_]       AGAINST  [_]       ABSTAIN  [_]

     (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                              The undersigned hereby acknowledges receipt of the Proxy Statement-Prospectus dated _________, 1995.

                              ____________________________________
                              Signature

                              ____________________________________
                              Signature

                              Dated _________________________, 1995

(Please mark, sign, date, and return this proxy promptly in the enclosed envelope. No postage required if mailed in the U.S.A.)

Please date and sign EXACTLY as name appears on this card. When shares are held jointly, all should sign. When signing as personal representative, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name, by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                            THE FOOTHILL GROUP, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints ________________ and _________, and either of them, proxies, with full power of substitution, to vote all shares of Series A Convertible Preferred Stock the undersigned is entitled to vote at the Special Meeting of Stockholders of The Foothill Group, Inc. ("Foothill") to be held at the Peninsula Hotel, 9882 Little Santa Monica Boulevard, Beverly Hill, California, on __________ October __, 1995, or at any adjournment thereof, as follows, hereby revoking any proxy previously given:

     (1) The approval of the Agreement and Plan of Reorganization between Foothill and Norwest Corporation ("Norwest"), dated as of May 15, 1995, pursuant to which a wholly owned subsidiary of Norwest will be merged with Foothill, with Foothill as the surviving corporation, each outstanding share of Class A Common Stock, no par value per share, of Foothill (other than shares owned by Norwest or its subsidiaries, all of which will be canceled) would be converted into 0.92 shares of common stock of Foothill will be exchanged for shares of the common stock, par value $1 2/3 per share, of Norwest, and each outstanding share of Series A Convertible Preferred Stock of Foothill would be converted into
6.1333272 shares of Norwest Common Stock, as more fully described in the Proxy Statement-Prospectus accompanying this Proxy.

           FOR  [_]       AGAINST  [_]       ABSTAIN  [_]

     (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                              The undersigned hereby acknowledges receipt of the Proxy Statement-Prospectus dated _________, 1995.

                              ____________________________________
                              Signature

                              ____________________________________
                              Signature

                              Dated _________________________, 1995

(Please mark, sign, date, and return this proxy promptly in the enclosed envelope. No postage required if mailed in the U.S.A.)

Please date and sign EXACTLY as name appears on this card. When shares are held jointly, all should sign. When signing as personal representative, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name, by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.